                                                                    EXHIBIT 10.4
                                                                    ------------

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as
                                                 ---------
of August 31, 1998 by and among NL Acquisition Co., Inc., a Delaware corporation ("Newco"), Advanced Nutraceuticals, Inc., a Delaware corporation ("ANI," "Buyer"
  -----                                                            ---    -----
or "Purchaser"), Northridge Laboratories Inc., a California corporation (the
    ---------
"Company") and Jane Richman, Trustee of the Exemption Trust Created Under The
--------
Alan Richman and Jane Richman Trust Under Trust Dated 5/5/92, Jane Richman, Trustee of the Survivor's Trust Created Under The Alan Richman and Jane Richman Trust Under Trust Dated May 5, 1992, Brett Richman and Holmby Avenue, LLC, a California limited liability company (each individually, a "Shareholder" and
                                                            -----------
collectively, the "Shareholders").  The two trusts for which Jane Richman is the
                   ------------
Trustee shall be referred to collectively herein as the "Trusts."

                                R E C I T A L S
                                - - - - - - - -

        A.   Buyer owns all of the outstanding shares of capital stock of Newco.

        B. The respective boards of directors of Newco and the Company have determined that it is fair to, and in the best interests of, their respective corporations and sole stockholder and shareholders, as applicable, for the Company to be merged with and into Newco upon the terms and subject to the conditions set forth herein (the "Merger"); the board of directors and sole
                                  ------
stockholder of Newco have approved and adopted this Agreement in accordance with the Delaware Law; and the board of directors and shareholders of the Company have approved and adopted the principal terms of this Agreement in accordance with the California Corporations Code (the "California Law").
                                            --------------

                                   AGREEMENT
                                   ---------

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

   Section 1.1  Definitions.  For all purposes of this Agreement, certain
                -----------
capitalized terms not otherwise defined herein shall have the meanings set forth in Exhibit A attached hereto.
   ---------

                                   ARTICLE 2

                                  THE MERGER
                                  ----------

   Section 2.1  Merger.  Upon the terms and subject to the conditions of this
                ------
Agreement, the Company shall be merged with and into Newco in accordance with the applicable provisions of the Delaware Law. The Company and Newco are herein sometimes referred to as the "Constituent Corporations." Newco shall be the
                              ------------------------
surviving corporation following the effectiveness of the Merger (sometimes referred to herein as the "Surviving Corporation").
                           ---------------------

   Section 2.2  Effect of Merger.  The parties agree to the following
                ----------------
provisions with respect to the Merger:

                (a) Certificate of Incorporation and Bylaws.  The certificate of
                    ---------------------------------------
incorporation of Newco, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation, from and after the Effective Time until amended in accordance with applicable law. The bylaws of Newco, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation from and after the Effective Time until amended in accordance with applicable law, the Surviving Corporation's certificate of incorporation and such bylaws.

                (b) Directors and Officers.  The directors and officers of Newco
                    ----------------------
in office immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, and each shall hold his or her respective office or offices from and after the Effective Time until his or her successor shall have been elected and shall have qualified or as otherwise provided in the bylaws of the Surviving Corporation.

                (c) Name and Corporate Organization of Surviving Corporation.
                    --------------------------------------------------------
The name of the Surviving Corporation from and after the Effective Time shall be "NL Acquisition Co., Inc.," which name shall be changed after the closing to Northridge Laboratories, Inc. in accordance with applicable law. At the Effective Time, the identity and separate corporate existence of the Company shall cease and Newco as the surviving corporation and successor shall succeed to the Company in the manner of and as more fully set forth in Section 259 of the Delaware Law.

                (d) Filing of Certificate of Merger and Further Assurances. If
                    ------------------------------------------------------
this Agreement is not terminated pursuant to Article 9 hereof, as soon as practicable after all conditions to the Merger set forth in Article 6 hereof shall have been satisfied or waived, the Constituent Corporations shall cause the Certificate of Merger attached hereto as Annex B ("Certificate of Merger")
                                                       ---------------------
to be executed and acknowledged and, as required by Delaware Law, filed with the Secretary of State of the State of Delaware as provided in the Delaware Law and, as required by California Law, an executed and acknowledged counterpart of the Certificate of Merger to be filed with the Secretary of State of the State of California as provided in the California Law. The Merger shall become effective on the date and at the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware in accordance with Section 103 of the Delaware Law (the "Effective Time"). If, at any time after the Effective
                       --------------
Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations acquired or to be acquired as a result of the Merger, or (ii) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Constituent Corporations, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations acquired or to be acquired as a result of the Merger and otherwise to carry out the purposes of this Agreement.

   Section 2.3  Conversion of Securities.
                ------------------------

                (a) By virtue of the Merger and without any action on the part of the holder thereof, at the Effective Time each share of common stock of the Company ("Company Common Stock"), outstanding immediately prior to the Effective
          --------------------
Time shall be converted into the right to receive (i) that amount of the Stock Merger Consideration (hereinafter defined) equal to the total aggregate Stock Merger Consideration divided by the number of shares of Company Common Stock outstanding, (ii) that amount of the Cash Merger Consideration (as hereinafter defined) equal to the total aggregate Cash Merger Consideration divided by the number of shares of Company Common Stock outstanding, and (iii) that amount of the Note Merger Consideration (as hereinafter defined) equal to the total aggregate Note Merger Consideration divided by the number of shares of Company Common Stock outstanding; deliverable and payable to the holder thereof upon surrender of the certificate formerly representing Company Common Stock (the "Share Certificate") in the manner provided in Section 2.4 hereof.
 -----------------

                (b) "Stock Merger Consideration" shall mean that number of
                     --------------------------
shares of common stock, par value $[.0001] of Buyer ("Buyer Common Stock") equal
                                    -----             ------------------
to $7,000,000 divided by the initial
public offering price per share of Buyer Common Stock. "Cash Merger
                                                        -----------
Consideration" shall mean an aggregate of $7,500,005 in cash, without interest.
-------------
"Note Merger Consideration" shall mean subordinated notes of the Buyer ("Buyer
 -------------------------                                               -----
Notes"), in substantially the form attached hereto as Annex A, having an
-----                                                 -------
aggregate principal amount of $2,000,000, an interest rate of 8.5% and payable in two equal installments on the first and second anniversary of the Closing Date. The Stock Merger Consideration, Cash Merger Consideration and Note Merger Consideration are herein sometimes collectively referred to as the "Merger
                                                                    ------
Consideration."
-------------

                (c) By virtue of the Merger and without any action on the part of the holder thereof, at the Effective Time each share of Company Common Stock held by the Company as a treasury share immediately prior to the Effective Time shall be canceled and no payment of any consideration shall be made with respect thereto.

   Section 2.4  Payment of Cash for Company Common Stock; Exchange of Shares;
                -------------------------------------------------------------
Delivery of Notes.
-----------------

                (a) Each holder of a Share Certificate which immediately prior to the Effective Time represented outstanding shares of Company Common Stock will be entitled to receive, upon surrender to Buyer of such Share Certificate for cancellation, (i) a cash payment per share of Company Common Stock, (ii) shares of Buyer Common Stock and (iii) Buyer Notes, in each case in the amount calculated in accordance with Section 2.3 hereof and, with respect to the cash payment. Until properly surrendered, each such Share Certificate shall be deemed for all purposes to evidence only the right to receive such cash, shares of Buyer Common Stock and Buyer Notes. No interest shall accrue or be paid on the cash payable upon the surrender of the Share Certificates.

                (b) No certificates or script representing fractional shares of Buyer Common Stock shall be issued upon the surrender for exchange of Share Certificates, and no holders thereof shall be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of Buyer with respect to any fractional shares of Buyer Common Stock that would otherwise be issued to such holder. In lieu of any fractional shares of Buyer Common Stock that would otherwise be issued, each holder that would have been entitled to receive a fractional share of Buyer Common Stock shall, upon proper surrender of such holder's Share Certificates, receive a cash payment equal to such fraction multiplied by the initial public offering price per share of Buyer Common Stock.

   Section 2.5  Closing.  The closing of the Merger and the other transactions
                -------
contemplated hereby (the "Closing") shall take place at the offices of Paul,
                          -------
Hastings, Janofsky & Walker LLP, Twenty-Third Floor, 555 South Flower Street, Los Angeles, California 90071, at 10:00 A.M. local time on the day of closing of the initial public offering of the Buyer Common Stock, or at such other time or on such other date as shall be agreed upon amount the parties upon satisfaction or waiver of all conditions precedent to the Closing (such time and date being referred to herein as the "Closing Date").
                           ------------

   Section 2.6  Actions at the Closing.  At the Closing:
                ----------------------

                (a) The Company and Shareholders shall deliver or cause to be delivered to Buyer and Newco all of the documents, certificates and instruments required to be delivered to Buyer or Newco pursuant to Section 6.2.

                (b) Buyer and Newco shall deliver or caused to be delivered to the Company and the Shareholders all of the documents, certificates and instruments required to be delivered to the Company or the Shareholders pursuant to Section 6.3.

                (c) The Company and Newco shall file the Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of California.

                (d) Buyer shall deliver to the Shareholders certificates representing the shares of Buyer Common Stock acquired by the Shareholders in the Merger.

                (e) Buyer shall deliver to the Shareholders, by wire transfer of immediately available funds, or by certified or cashier's check, the cash portion of the Merger Consideration.

                (f) Buyer shall deliver to the Shareholders Buyer Notes representing the note portion of the Merger Consideration.

                (g) The Company shall pay Jane Richman a loan in the amount of approximately $53,000 and disclaim any interest in personal art owned by Brett Richman, three computers and one desk top computer in the names of the Shareholders and a Lexus automobile owned by Jane Richman (or if such Lexus is owned by the Company, it shall be distributed to Mrs. Richman).

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                             REGARDING THE COMPANY
                             ---------------------

        The Company, jointly with Jane Richman as trustee of the Trusts and Brett Richman (the "Richmans") who hereby severally represent and warrant to,
                    --------
and covenant and agree with, Buyer and Newco that:

   Section 3.1  Organization and Good Standing; Subsidiaries.  The Company
                --------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to own and lease its properties and to conduct its business as currently conducted. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the Company owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to obtain such qualification would not be reasonably likely to have a Material Adverse Effect. The Company has no Subsidiaries and does not own or control or have any other equity investment or other interest in, directly or indirectly, any corporation, joint venture, limited liability company, partnership, association or other entity. The copies or originals of the articles of incorporation, bylaws, minute books and stock records of the Company previously delivered to, or made available for inspection by, Buyer are true, complete and correct

   Section 3.2  Authorization, Binding Agreement. The Company has all requisite
                --------------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company's board of directors and the Company's stockholders in accordance with the California Law and the articles of incorporation and bylaws of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) general principles of equity (whether considered in an action in equity or at law).

   Section 3.3  No Conflicts.  The execution, delivery and performance of this
                ------------
Agreement and the consummation of the transactions contemplated hereby will not
(a) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any Person a basis for accelerated or increased rights or termination or nonperformance under, any obligation, agreement or instrument to which the Company is a party or by which the Company is bound or affected or to which any of the property or assets of the Company is bound or affected, (b) result in the violation of the provisions of the articles of incorporation or bylaws of the Company or any Legal Requirement applicable to or binding upon it, (c) result in the creation or imposition of any Lien upon any property or asset of the Company or (d) otherwise adversely affect the contractual or other legal rights or privileges of the Company.
Schedule 3.3 sets forth a list of all agreements requiring the consent of any
------------
party thereto to any of the transactions contemplated hereby.

          Except as set forth on Schedule 3.3, all consents, authorizations and
                                 ------------
approvals of any Person to or as a result of the consummation of the transactions contemplated hereby, that are necessary or advisable in connection with the operations and business of the Company as currently conducted and as proposed to be conducted, or for which the failure to obtain the same might have, individually or in the aggregate, a Material Adverse Effect, have been lawfully and validly obtained by the Company.

   Section 3.4  Capitalization.  The authorized capital stock of the Company
                --------------
consists solely of 10,000 shares of Company Common Stock, of which 100 shares are, and as of the Closing will be, issued and outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are held by the Shareholders in the amounts reflected in Annex B hereto. There are no existing
                                         -------
options, warrants, rights, calls or commitments of any character relating to the shares of Company Common Stock or any other capital stock or securities of the Company, (ii) there are no outstanding securities or other instruments convertible into or exchangeable for shares of Company Common Stock or any other capital stock or securities of the Company and no commitments to issue such securities or instruments, and no Person has any right of first refusal, preemptive right, subscription right or similar right with respect to any shares of Company Common Stock or any other capital stock or securities of the Company.

   Section 3.5  Financial Statements.
                --------------------

                (a) The Company has prepared and furnished to Buyer, and there are included in Schedule 3.5 hereto, true and complete copies of (i) the
                ------------
unaudited balance sheet (the "Balance Sheet") of the Company at June 30, 1998
                              -------------
(the "Balance Sheet Date"), and the related unaudited statements of income,
      -------------------
shareholders' equity and cash flows for the nine months then ended, (ii) the unaudited but reviewed balance sheets of the Company at September 30, 1997 and September 30, 1996 and the related unaudited but reviewed statements of income, shareholders' equity and cash flow for the fiscal year then ended, together with the report thereon of independent certified public accountants (the financial statements described in clauses (i) and (ii) above are collectively referred to as the "Financial Statements").
        --------------------

                (b) The Financial Statements present fairly the financial condition of the Company as of the dates indicated therein and the results of operations and cash flows of the Company for the periods specified therein, have been derived from the accounting records of the Company and prepared consistently with all prior periods.

   Section 3.6  Property and Products.
                ---------------------

                (a) The Company has, and immediately prior to the Closing will have, good, valid and marketable title in fee simple to all real property and all personal property reflected on the Balance Sheet as owned by the Company and all real property and personal property acquired by the Company since the Balance Sheet Date, in each case free and clear of all Liens except (i) as set forth on Schedule 3.6(a-1), and (ii) for sales and other dispositions of
         -----------------
inventory in the ordinary course of business since the Balance Sheet Date which, in the aggregate, have not been materially different from prior periods.
Schedule 3.6(a-2) contains a list of all tangible personal property (including,
-----------------
without limitation, computer systems, hardware and software) having a cost or fair market value in excess of $50,000 owned by the Company (other than personal property held by the Company as lessee under an operating lease). Schedule 3.6(a-3) contains a list of all real property leases, licenses
        -----------------
and personal property leases under which the Company is the lessee or licensee. True and complete copies of all real property leases, licenses and personal property leases listed on Schedule 3.6(a-3) have been delivered to Purchaser heretofore, as well as copies of any title reports, surveys or environmental reports or audits relating to any leased real property. For the purposes of this
Section 3.6(a), a "lease" shall include a sublease. All personal property owned by the Company and all personal property held by the Company pursuant to operating leases is in good operating condition and repair, subject only to ordinary wear and tear, and is suitable and appropriate for the use thereof made and proposed to be made by the Company in its business and operations. The real property and personal property described in Schedules 3.6(a-1) and 3.6(a-2) and the real property and personal property held by the Company pursuant to the leases and licenses described in Schedule 3.6(a-3) comprise all of the real property and personal property used in or necessary for the conduct of business of the Company. The Company owns all of the real and personal property, tangible and intangible, including, without limitation, computer systems hardware and software, to conduct its business as heretofore conducted or as contemplated to be conducted except as specifically disclosed herein.

                (b) Except as set forth in Schedule 3.6(b), all of the
                                           ---------------
facilities, buildings, plants, structures and improvements (A) are in good operating condition and repair, and (B) are adequate and suitable for the purposes for which they are currently and proposed to be used. There are no (i) leases, subleases, licenses, concessions or other agreements, written or oral, granting to any other Person the right to acquire, use or occupy any portion of, any real property, (ii) outstanding options or rights of first refusal to purchase all or any portion of real property or interest therein, and (iii) Persons (other than the Company) in possession of any real property. Except for inventory that is excess, damaged or obsolete, for which in the aggregate an adequate reserve has been established in the Balance Sheet in accordance with generally accepted accounting principles, consistently applied, the inventory reflected in the Balance Sheet and thereafter acquired and not disposed of since such date is of good and merchantable quality, and of a quantity and quality saleable in the ordinary course of business in accordance with past practices.

                (c) Schedule 3.6(c) includes an accurate description of all products manufactured, marketed, sold or licensed by the Company since January 1, 1993 (the "Company Products"). Except as disclosed on Schedule 3.6(c), there
              ----------------
have been no Company Products (except those with sales aggregating less than $15,000 and not resold to the public) which have been recalled, withdrawn or suspended in and/or outside of the United States (whether voluntarily or otherwise) since January 1, 1993, nor have there been proceedings in and/or outside of the United States pending against the Company at any time since January 1, 1993 (whether such proceedings have since been completed or remain pending) seeking the recall, withdrawal, suspension or seizure of any Company Product or seeking to enjoin the Company from engaging in any activities pertaining to such Company Products or to affirmatively perform activities pertaining to such Company Products prior to shipping such products, or requiring the cessation or curtailment of any business operation or practice. To the best of knowledge, there are no facts which exist which could reasonably be expected to furnish a basis for the recall or withdrawal of any Company Product or the suspension of any product registration, product license, manufacturing license, wholesale dealer's license, export license or other governmental license, or the approval or consent of any governmental regulatory agency with respect to any Company Product, nor do there exist any facts which could reasonably be expected to furnish a basis for the recall, withdrawal, suspension or seizure by any governmental agency or court of any Company Product or which could reasonably be expected to form the basis for the issuance of an injunction pertaining thereto or to cause the Company to cease further distribution or marketing of any Company Product pending further approval or authorization by any governmental agency or to change marketing classification of any Company Product, or which could reasonably be expected to require the cessation or curtailment of any business operation or practice. To the best of knowledge, the Company Products have been manufactured, marketed and distributed in accordance with the specifications under which such Company Products have normally been manufactured and in accordance with all applicable requirements of law. Since January 1, 1993, the Company has not received or been subject to consent decrees, orders, settlement agreements or similar matters relating in any fashion to the Company

Products or received any warning letters or other correspondence from the Food and Drug Administration, Federal Trade Commission or other governmental officials or agencies concerning the Company Products or which have in any manner asserted that the operations of the Company may not be in compliance with applicable laws, regulations, rules or guidelines. To the best of knowledge, the Company has complied in all respects with current reporting requirements relating to the Company Products. No officer, director or, to the best of knowledge, employee of the Company has been convicted of or formally charged with any offense or act of a type that would be required to be disclosed in a registration statement pursuant to Form S-1 under the Securities Act.

   Section 3.7  Accounts Receivable.  All accounts receivable of the Company
                -------------------
reflected in the Balance Sheet and all accounts receivable of the Company that have arisen since the Balance Sheet Date (except such accounts receivable as have been collected since such dates) are valid and enforceable claims. Such accounts receivable of the Company are not subject to any valid defense, offset or counterclaim and are, to the Shareholders' knowledge, fully collectible on normal terms and in the ordinary course of business, except to the extent of the allowance for doubtful accounts reflected on the Balance Sheet. Schedule 3.7
                                                                ------------
contains a true and complete aging of the Company's accounts receivable as of the Balance Sheet Date. As to uncollected accounts receivable, if any, as to which indemnification is made to Buyer by the Richmans, Buyer shall assign any uncollected accounts receivable in the amount indemnified to the indemnifying Shareholder or Shareholders.

   Section 3.8  Trademarks, Patents, Etc.
                ------------------------

                (a) Schedule 3.8(a) contains a true and complete list of all
                    ---------------
letters patent, patent applications, trade names, trademarks, service marks, trademark and service mark registrations and applications, copyrights, copyright registrations and applications, grants of a license or right to the Company with respect to the foregoing, both domestic and foreign, claimed by the Company or used by the Company in the conduct of its business, whether registered or not, (collectively herein, "Registered Rights").
                       -----------------

                (b) Except as described in Schedule 3.8(b), the Company has the
                                           ---------------
unrestricted right to use the Registered Rights and every trade secret, know-how, process, discovery, development, design, technique, customer and supplier list, promotional idea, marketing and purchasing strategy, invention, confidential data, product formulation and or other information (collectively herein, "Proprietary Information") required for, advantageous to or incident to
         -----------------------
the design, development, purchase, distribution, sale and use of all products and services sold or rendered or proposed to be sold or rendered by the Company, free and clear of any right, equity or claim of others. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all Proprietary Information.

                (c) Except as described in Schedule 3.8(c), (i) the Company has
                                           ---------------
not sold, transferred, assigned, licensed or subjected to any Lien, any Registered Right or Proprietary Information or any interest therein, and (ii) the Company is not obligated or under any liability whatever to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Registered Right or Proprietary Information. None of the Registered Rights or Proprietary Information licensed or granted to the Company is owned by any Shareholder or any affiliate of any Shareholder and no Registered Right or Proprietary Information has been licensed or granted to any Shareholder or any affiliate of any Shareholder.

                (d) There is no claim or demand of any Person pertaining to, or any Action that is pending or, to the Company's or Shareholders' knowledge, threatened, which challenges the rights of the Company in respect of any Registered Right or any Proprietary Information.

   Section 3.9  Banking and Insurance.
                ---------------------

                (a) Schedule 3.9(a) contains a true and complete list of the
                    ---------------
names and locations of all financial institutions at which the Company maintains a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangement, the numbers or other identification of all such accounts and arrangements and the names of all persons authorized to draw against any funds therein.

                (b) Schedule 3.9(b) contains a true and complete list and brief
                    ---------------
summary of all insurance policies and bonds and self insurance arrangements currently in force that cover or purport to cover risks or losses to or associated with the Company's business, operations, premises, properties, assets, employees, agents and directors. The insurance policies, bonds and arrangements described on Schedule 3.9(b) (the "Policies") provide such coverage
                          ---------------       --------
against such risk of loss and in such amounts as are customary for corporations of established reputation engaged in the same or similar business and similarly situated. True and complete copies of all such Policies have been delivered to Purchaser heretofore

   Section 3.10 Litigation.  Except as to certain emissions at the Company's
                ----------
plant more fully described in, and otherwise set forth on, Schedule 3.10, there
                                                           -------------
is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding pending or, to the best knowledge of the Shareholders, threatened against or affecting the Company or any of its property, assets, business, products, franchises or governmental approvals, before any court or governmental department, commission, board, bureau, agency, instrumentality or arbitrator (including but not limited to any taxing entity or authority) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect upon the Company and its subsidiaries, taken as a whole, or to materially and adversely affect the ability of the Company to carry out, or to prevent or make unduly burdensome, the Merger contemplated by this Agreement. The Company is subject to no outstanding judgments, orders, decrees, awards, stipulations or injunctions of any governmental entity or arbitrator against or affecting the Company or its properties, assets or business.

        Neither the Company nor, to the Shareholders' best knowledge, any of its directors, officers, agents, employees or other Person associated with or acting on behalf of the Company has (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payments to government officials or employees, or foreign government officials or employees, from corporate funds, (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets, or (d) made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

   Section 3.11 Income and Other Taxes.  Except as set forth on Schedule 3.11:
                ----------------------                          -------------

                (a) All Tax Returns required to be filed through and including the date hereof in connection with the operations of the Company are true, complete and correct in all respects and have been properly and timely filed. The Company has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed. Purchaser has heretofore been furnished by the Company with true, correct and complete copies of each Tax Return of the Company with respect to the past three taxable years, and of all reports of, and communications from, any Governmental Entities relating to such period.

                (b) All Taxes required to be paid or withheld and deposited through and including the date hereof in connection with the operations of the Company have been duly and timely paid or deposited by the Company. The Company has properly withheld or collected all amounts required by law for income Taxes and employment Taxes relating to its employees, creditors, independent contractors and other third parties, and for sales and use Taxes on sales, and has properly and timely remitted such withheld or collected amounts to the appropriate Governmental Entity. The Company has no liabilities for any Taxes for any taxable period ending prior to or coincident with the Closing Date.

   Section 3.12 Employee Benefit Matters.  Schedule 3.12 contains a complete
                ------------------------   -------------
list of all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which are
                                                              -----
maintained or contributed to by the Company (the "Company Benefit Plans"). The
                                                  ---------------------
Company has heretofore provided to Purchaser (i) true and complete copies of all Company Benefit Plans; (ii) the most recent annual actuarial evaluation, if any, prepared for each Company Benefit Plan; (iii) the two most recent annual reports (series 5500), if any, required under ERISA with respect to each Company Benefit Plan, including audited financial statements; (iv) the most recent determination letter received from the IRS, if any, for each Company Benefit Plan, and (v) the most recent Summary Plan Description, if any, required under ERISA with respect to each Company Benefit Plan. Except as disclosed on Schedule 3.12, (i) with
                                                     -------------
respect to each Company Benefit Plan that is intended to be qualified under
Section 401(a) of the Code and is maintained by the Company for any of its employees, (x) the Company has obtained a favorable determination letter from the IRS and nothing has happened since such letter that would adversely affect the tax qualification of such plan and (y) such plan has been operated in compliance with ERISA and in accordance with the provisions of, and the rules and regulations covering, such plan except where the failure to so comply does not individually or in the aggregate, have a Material Adverse Effect upon the Company, (ii) with respect to each Company Benefit Plan, the Company is not, and to the Company's knowledge no other person is, engaged in a transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which could result in a liability to the Company which would individually or in the aggregate, have a Material Adverse Effect upon the Company, (iii) each Company Benefit Plan which is subject to Part III of Subtitle B of Title I of ERISA or
Section 412 of the Code has been maintained in compliance with the minimum funding standards of ERISA and the Code, and no reportable event, within the meaning of Section 4043 of ERISA has occurred with respect to any Company Benefit Plan which is subject to Title IV of ERISA, other than reportable events with respect to which notice has been waived by the Pension Benefit Guaranty Corporation or which would not, individually or in the aggregate, have a Material Adverse Effect upon the Company, and (iv) no benefit is provided pursuant to a welfare benefit plan (as defined in ERISA Section 3(1)) to a former employee of the Company other than for continuation health coverage benefits provided under Code Section 4980B.

   Section 3.13 No Undisclosed Liabilities.  Except (i) to the extent set forth
                --------------------------
or provided for in the Balance Sheet or the notes thereto, (ii) as set forth on
Schedule 3.13 or (iii) for non-material current liabilities incurred since the
-------------
Balance Sheet Date in the ordinary course of business, as of the date hereof, the Company has no liabilities or obligations of any kind or nature (whether or not of a type that would be required to be disclosed in financial statements), whether accrued, absolute, contingent or otherwise, whether due or to become due and whether the amounts thereof are readily ascertainable or not, or any unrealized or anticipated losses from any commitments of a contractual nature, including but not limited to liabilities or obligations for Taxes and Environmental Matters with respect to or based upon the facts existing, or transactions or events occurring at or prior to the Closing.

   Section 3.14 Permits, Licenses, Etc.; Regulatory Filings.  To the best of
                -------------------------------------------
Shareholders' knowledge, the Company possesses, and is operating in compliance with, all franchises, licenses, permits, certificates, authorizations, rights and other approvals of Governmental Entities necessary to (i) occupy, maintain, operate and use the real property as it is currently used and proposed to be used, (ii) conduct its business as currently conducted and as proposed to be conducted, and (iii) maintain and operate its Company Benefit Plans (collectively, the "Permits"), except to the extent that the failure to have or
                    -------
maintain any such permit would not result in a Material Adverse Effect. Schedule
                                                                        --------
3.14 contains a true and complete list of all Permits. Each Permit has been
----
lawfully and validly issued, and no proceeding is pending or, to the Shareholders' knowledge, threatened looking toward the revocation, suspension or limitation of any Permit. The consummation of the transactions contemplated by this Agreement will not result in the revocation, suspension or limitation of any Permit.

          The Company has made all required registrations and filings with and submissions to all applicable Governmental Entities relating to the operations of the Company as currently conducted and as proposed to be conducted, including, without limitation, all such applicable Governmental Entities having jurisdiction over any matters pertaining to conservation or protection of the environment, the treatment, discharge, use, handling, storage or production, or disposal of Hazardous Materials and the safety of foods, drugs and other consumer products. All such registrations, filings and submissions were in compliance with all Legal Requirements (including all Environmental Laws) and other requirements when filed, no material deficiencies have been asserted by any such applicable Governmental Entities with respect to such registrations, filings or submissions and, to the Shareholders' knowledge, no facts or circumstances exist which would indicate that a material deficiency may be asserted by any such authority with respect to any such registration, filing or submission.

   Section 3.15 Material Contracts; No Defaults.
                -------------------------------

                (a) Schedule 3.15 contains a true and complete list and
                    -------------
description of all material contracts, agreements, understandings, arrangements and commitments, written or oral ("Contracts"), of the Company by which it or its properties, rights or assets are bound. True and complete copies of such written Contracts and true and complete summaries of such oral Contracts have been delivered to Purchaser heretofore. For the purposes of this subsection (a), "material" means any contract, agreement, understanding, arrangement or commitment that (i) requires performance by any party more than 90 days from the date hereof, (ii) involves payments or receipts by the Company in excess of $100,000, (iii) involves capital expenditures in excess of $25,000 or (iv) otherwise materially affects the Company.

                (b) Except as described in Schedule 3.15, each Contract
                                           -------------
described herein or elsewhere in this Agreement, including, without limitation,
Section 3.6, is, and after the Closing on identical terms will be, legal, valid,
-----------
binding, enforceable and in full force and effect and no event or condition has occurred or become known to the Company or any Shareholder or is alleged to have occurred that constitutes or, with notice or the passage of time, or both, would constitute a default or a basis of force majeure or other claim of excusable
                                   ----- -------
delay, termination, nonperformance or accelerated or increased rights by the Company or any other Person under any Contract described above in this Section 3.15, or described or otherwise disclosed pursuant to this Agreement; and

                (c) No customer that represented in excess of 10% of the Company's sales of goods or services during the twelve months ended on the Balance Sheet Date has terminated its relationship with or adversely curtailed its purchases from the Company or indicated (for any reason) its intention so to terminate its relationship or curtail its purchases. No supplier from whom the Company purchased in excess of 10% of the Company's purchases of goods or services during the twelve months ended on the Balance Sheet Date has terminated its relationship with or adversely curtailed its accommodations, sales or services to the Company or indicated (for any reason) its intention to terminate such relationship or curtail its accommodations, sales or services. The Company has no purchases available from only a single source.

                (d) No person with whom the Company has such a contract, agreement, arrangement, commitment or other understanding is in default thereunder or has failed to perform fully thereunder by reason of force majeure
                                                                  ----- -------
or other claim of excusable delay, termination or nonperformance thereunder, the delay, termination or nonperformance of which, or a default under which, has had or may have a Material Adverse Effect.

   Section 3.16 Absence of Certain Changes.  Since September 30, 1997, except as
                --------------------------
disclosed in Schedule 3.16, the Company has not: (i) incurred any debts,
             -------------
obligations or liabilities (absolute, accrued, contingent or otherwise), other than current liabilities incurred in the ordinary course of business which, individually or in the aggregate, are not material; (ii) subjected to or permitted a Lien upon or otherwise encumbered any of its assets, tangible or intangible; (iii) sold, transferred, licensed or leased any of its assets or properties except in the ordinary course of business; (iv) canceled or compromised any debt owed to or by or claim of or against it, or waived or released any right, of material value other than in the ordinary course of business; (v) suffered any physical damage, destruction or loss (whether or not covered by insurance) causing or having a Material Adverse Effect; (vi) made or suffered any change in, or condition affecting, its condition (financial or otherwise), properties, profitability, prospects or operations other than changes, events or conditions in the ordinary course of business, none of which (individually or in the aggregate) has had or may have a Material Adverse Effect; (vii) made any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted; (viii) paid, or made any accrual or arrangement for payment of, any severance or termination pay to, or entered into any employment or loan or loan guarantee agreement with, any current or former officer, director or employee or consultant; (ix) paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any employee other than in the ordinary course of business, or paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any officer or director of the Company or any consultant to the Company; or (x) entered into any agreement or otherwise obligated itself to do any of the foregoing.

   Section 3.17 Employees and Labor Matters.
                ---------------------------

                (a) Schedule 3.17(a) contains a true and complete list of all
                    ----------------
contracts, agreements, plans, arrangements, commitments and understandings (formal and informal) pertaining to terms of employment, compensation, bonuses, profit sharing, stock purchases, stock repurchases, stock options, stock appreciation rights, commissions, incentives, loans or loan guarantees, severance pay or benefits, use of the Company's property and related matters of the Company with any current or former shareholder, officer, director, employee or consultant, and true and complete copies of all such contracts, agreements, plans, arrangements and understandings have been delivered to Purchaser heretofore.

                (b) Except as provided to Buyer prior to Closing, neither Buyer nor the Surviving Corporation will have any responsibility for continuing any person in the employ (or retaining any person as a consultant) of the Company from and after the Closing or have any liability for any severance payments to or similar arrangements with any such Person who shall cease to be an employee of the Company at or prior to the Closing.

                (c) There is not occurring or, to the Company's or Shareholders' knowledge, threatened or anticipated, any strikes, slow downs, pickets, work stoppages, grievance proceedings, union organization efforts or other concerted action by (i) any current or former employees or other persons or (ii) any union or other collective bargaining unit, against either the Company or its premises or products.

   Section 3.18 Affiliates.  Except as disclosed on Schedule 3.18, none of
                ----------                          -------------
the Shareholders, any officer, director or key employee of the Company or any associate or Affiliate of the Company or any of such Persons has, directly or indirectly, (i) an interest in any Person that (A) furnishes or sells, or proposes to furnish or sell, services or products that are furnished or sold by the Company or (B) purchases from or sells or furnishes to, or proposes to purchase from or sell or furnish to, the Company any goods or services or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which the Company or any of the assets of the Company are bound or affected.

   Section 3.19 Compliance with Law. Except as disclosed on Schedule 3.19, the
                -------------------                         -------------
Company (i) has not violated or conducted its business or operations in violation of, and has not used or occupied its properties or assets in violation of, any Legal Requirement or Licensing Requirement which would individually or in the aggregate have a Material Adverse Effect on the Company or its subsidiaries, (ii) has not been alleged to be in violation of any Legal Requirement or Licensing Requirement, and (iii) has not received any notice of any alleged violation of, or any citation for noncompliance with, any Legal Requirement or Licensing Requirement.

   Section 3.20 Brokers' Fees.  No investment banker, broker, finder or similar
                -------------
agent has been employed by or on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and the Company has not entered into any agreement or understanding of any kind with any person or entity for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

   Section 3.21 Disclosure.  No representation or warranty of the Company or any
                ----------
Shareholder in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

        Buyer hereby represents and warrants to, and covenants and agrees with, the Company and the Shareholders that:

   Section 4.1  Organization and Good Standing of Buyer. Buyer is a corporation
                ---------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own and lease its properties and to conduct its business as currently conducted. Buyer has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which Buyer owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to obtain such qualification would not be reasonably likely to have a material adverse effect. The copies or originals of the certificate of incorporation, bylaws, minute books and stock records of Buyer previously delivered to, or made available for inspection by, the Company and the Shareholders are true, complete and correct.

   Section 4.2  Organization and Good Standing of Newco. Newco is a corporation
                ---------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own and lease its properties and to conduct its business as currently conducted. Newco has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which Newco owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to obtain such qualification would not be reasonably likely to have a material adverse effect. The copies or originals of the certificate of incorporation, bylaws, minute books and stock records of Newco previously delivered to, or made available for inspection by, the Company and the Shareholders are true, complete and correct.

   Section 4.3  Authorization, Binding Agreement. Buyer and Newco each have all
                --------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the respective boards of directors of Buyer and Newco and the sole stockholder of Newco in accordance with the Delaware Law and the respective certificates of incorporation and bylaws of Buyer and Newco. No other corporate proceedings on the part of Buyer or Newco are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and Newco and constitutes the legal, valid and binding agreement of Buyer and Newco, enforceable against Buyer and Newco in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) general principles of equity (whether considered in an action in equity or at law).

   Section 4.4  No Conflicts.  The execution, delivery and performance of this
                ------------
Agreement and the consummation of the transactions contemplated hereby will not
(a) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any Person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which Buyer or Newco is a party or by which Buyer or Newco is bound or affected or to which any of the property or assets of Buyer or Newco are bound or affected, (b) result in the violation of the provisions of the certificate of incorporation or bylaws of Buyer or Newco or any Legal Requirement applicable to or binding upon them, (c) result in the creation or imposition of any Lien upon any property or asset of Buyer or Newco or (d) otherwise adversely affect the contractual or other legal rights or privileges of Buyer or Newco. Schedule 4.4
                                                                   ------------
sets forth a list of all agreements requiring the consent of any party thereto to any of the transactions contemplated hereby. Except as set forth on Schedule
                                                                       --------
4.4, all consents, authorizations and approvals of any Person to or as a result
---
of the consummation of the transactions contemplated hereby, that are necessary or advisable in connection with the operations and business of Buyer and Newco as currently conducted and as proposed to be conducted, or for which the failure to obtain the same might have, individually or in the aggregate, a material adverse effect, have been lawfully and validly obtained by Buyer and Newco.

   Section 4.5  Capitalization.  The authorized capital stock of Buyer consists
                --------------
solely of 30,000,000 shares of Buyer Common Stock, of which [______] shares are issued and outstanding, and 5,000,000 shares of preferred stock, none of which is outstanding. All of the issued and outstanding shares of Buyer Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Schedule 4.5, there are no existing
                                      ------------
options, warrants, right, calls or commitments of any character relating to the shares of Buyer Common Stock or any other capital stock or securities of Buyer,
(ii) there are no outstanding securities or other instruments convertible into or exchangeable for shares of Buyer Common Stock or any other capital stock or securities of Buyer and no commitments to issue such securities or instruments, and no Person has any right of first refusal, preemptive right, subscription right or similar right with respect to any shares of Buyer Common Stock or any other capital stock or securities of Buyer. The authorized capital stock of Newco consists solely of 10,000 shares of common stock, par value $.001 per share, of which 1,000 shares are, and on the Closing Date will be, issued and outstanding. All of the issued and outstanding shares of capital stock of Newco are, and on the Closing Date will be, owned beneficially and of record by Buyer.

   Section 4.6  Brokers' Fees.  Except as set forth on Schedule 4.6, no
                -------------                          ------------
investment banker, broker, finder or similar agent has been employed by or on behalf of Buyer or Newco in connection with this Agreement or the transactions contemplated hereby, and neither Buyer nor Newco have entered into any agreement or understanding of any kind with any person or entity for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

   Section 4.7  Disclosure.  No representation or warranty of Buyer or
                ----------
Newco in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                              OF THE SHAREHOLDERS
                              -------------------

        Each Shareholder hereby represents and warrants to, and covenants and agrees with, Buyer and Newco that:

   Section 5.1  Ownership of Shares.  Such Shareholder owns of record and
                -------------------
beneficially the number of shares of Company Common Stock set forth opposite its name on Annex A hereto, and has, and at all times prior to and as of the Closing such Shareholder will have, good and marketable title to such shares free and clear of all Liens and adverse claims.

   Section 5.2  Execution and Delivery.  Such Shareholder has the power and
                ----------------------
authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. This Agreement, upon its execution and delivery by such Shareholder (assuming the due authorization, execution and delivery hereof by the other parties hereto), will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   Section 5.3  No Conflicts.  The execution, delivery and performance of
                ------------
this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which such Shareholder is a party or by which such Shareholder or such Shareholder's shares are bound, or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over such Shareholder or the property of the such Shareholder.

   Section 5.4  Restrictions on Transfer of Buyer Common Stock and Buyer
                --------------------------------------------------------
Notes Under Securities Laws.
---------------------------

                (a) Such Shareholder understands and agrees that the shares of Buyer Common Stock and the Buyer Notes that such Shareholder will acquire in the Merger have not been registered under the Securities Act and that, accordingly, such shares and notes will not be fully transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Such Shareholder acknowledges that such Shareholder must bear the economic risk of its investment in such shares of Buyer Common Stock and Buyer Notes for an indefinite period of time since such shares and notes have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Shareholder hereby represents and warrants that Shareholder is an Accredited Investor as defined under Rule 501(a) of the Securities Act (provided, however, such representation and warranty is based upon the assumption that the Merger Consideration to the Shareholder is valued at one million dollars ($1,000,000) or more on the Closing Date) and is acquiring the shares of Buyer Common Stock and Buyer Notes in the Merger for investment purposes only, for Shareholder's own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

                (b) Such Shareholder hereby agrees with Buyer as follows:

                    (i) The certificates evidencing the shares of Buyer Common Stock and the Buyer Notes it will acquire in the Merger, and each instrument or certificate issued in transfer thereof, will bear substantially the following legend:

          "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel reasonably satisfactory to issuer corporation (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

                    (ii) The certificates representing such shares of Buyer Common Stock and the Buyer Notes, and each instrument or certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                    (iii) Absent an effective registration statement under the Securities Act, covering the disposition of the shares of Buyer Common Stock and Buyer Notes which the such Shareholder acquires in the Merger, such Shareholder will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of such shares of Buyer Common Stock or Buyer Notes without first providing Buyer with an opinion of counsel reasonably acceptable to Buyer (which may be counsel for Buyer) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws. Such Shareholder consents to Buyer's making a notation on its records or giving instructions to any transfer agent of the Buyer Common Stock in order to implement the restrictions on transfer set forth in this subsection (c).

   Section 5.5  Advice of Counsel.  Each Shareholder acknowledges that
                -----------------
Shareholder has obtained advice from independent counsel with respect to this Agreement to the extent Shareholder desired to do so. Such Shareholder is not relying on any representations, except those set forth herein, or advice from Buyer or Newco or any of their respective officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

                                   ARTICLE 6
                      CONDITIONS TO CONSUMMATION OF MERGER
                      ------------------------------------

   Section 6.1  Conditions to Each Party's Obligations. Notwithstanding any
                --------------------------------------
other provision of this Agreement, the obligations of each party hereto to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                (a) There shall not be instituted and pending or threatened any Action before any Governmental Entity (i) challenging the Merger or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated hereby, or (ii) seeking to prohibit the direct or indirect ownership or operation by Buyer or the Surviving Corporation of all or a material portion of the business or assets of the Company, or to compel Buyer, the Surviving Corporation or the Company to dispose of or hold separate all or a material portion of the business or assets of the Company, the Surviving Corporation or Buyer.

                (b) Buyer shall have had declared effective its registration statement under the Securities Act with respect to its firm commitment underwritten initial public offering of the Buyer Common Stock, and no stop order with respect thereto shall have been entered by the Securities and Exchange Commission.

   Section 6.2  Conditions to Obligations of Buyer and Newco.  Notwithstanding
                --------------------------------------------
any other provision of this Agreement, the obligations of Buyer and Newco to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                (a) The representations and warranties of the Company and the Shareholders in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each of the Company and the Shareholders shall have complied with all covenants and agreements and satisfied all conditions on the Company's or the Shareholders' part, as applicable, to be performed or satisfied on or prior to the Closing Date.

                (b) Buyer shall have received from Bryan Cave LLP, counsel for the Company, a written opinion dated the Closing Date and addressed to Buyer and Newco, in substantially the form attached as Annex C hereto.
                                             -------

                (c) Buyer shall have received a certificate of the president of the Company in substantially the form attached as Annex D hereto and
                                                 -------
certificates from each Shareholder substantially in the form attached as Annex
                                                                         -----
D-1 hereto.
---

                (d) Buyer shall have received the following under cover of a certificate of the Secretary of the Company dated the Closing Date in substantially the form attached as Annex E hereto:
                                   -------

                    (i) Copies of resolutions of (A) the board of directors of the Company authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by the Company pursuant hereto, and of (B) the Company's shareholders evidencing approval of this Agreement and the transactions contemplated hereby;

                    (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the articles of incorporation and bylaws of the Company delivered to Buyer at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

                    (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as Buyer or its counsel may reasonably request.

                (e) Jane Richman and Brett Richman shall have each entered into a Non-Competition Agreement with Buyer which shall provide for a broad form of non-competition with the Company and Buyer for a period of three years after closing, in substantially the form attached hereto as Annex F. In addition,
                                                      -------
Brett Richman shall enter into a modification of his Non-Competition Agreement providing that, in addition, he shall not compete in the business of manufacturing nutritional supplements for a period of one year after the termination of his employment with Buyer if his employment extends beyond three years.

                (f) The Shareholders and Buyer shall have entered into a Registration Rights Agreement in substantially the form attached hereto as Annex
                                                                           -----
G.
-

                (g) Buyer shall be satisfied, in its sole discretion, with the results of its due diligence investigation of the Company.

                (h) Buyer shall have received reasonable assurances from those key employees, if any, of the Company that may be identified by Buyer in its discretion that they will remain in the employ of the Surviving Corporation for a reasonable period of time after the consummation of the transactions contemplated hereby.

                (i) All authorizations, consents, waivers and approvals by or from third parties required for the consummation of the transactions contemplated hereby shall have been obtained and all Liens on the assets and properties of the Company shall have been released or terminated.

                (j) No act, event or condition shall have occurred after the date hereof which Buyer determines has had or could reasonably be expected to have a Material Adverse Effect on the Company.

                (k) All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments, releases and documents referenced herein or incident to the transactions contemplated hereby shall be in form and substance reasonably satisfactory to Buyer and its counsel.

                (l) The Shareholders shall have repaid the Company for any shareholder loans pursuant to Section 8.1(e) and for any expenses pursuant to
Section 8.4 hereof.
-----------

                (m) ANI shall have theretofore received a true and complete list of (i) all licenses of or rights to Proprietary Information (including term, payment for and scope thereof) granted to the Company by others or to others by the Company and (ii) customers that represented in excess of 10% of the Company's sales of goods and services during the 12 months ended September 30, 1998, and (iii) suppliers from whom the Company purchased in excess of 10% of the Company's purchase of goods and services during the 12 months ended September 30, 1998.

                (n) ANI shall have received a true and complete list containing exceptions to Section 3.17.
              ------------

   Section 6.3  Conditions to Obligations of the Company and the
                ------------------------------------------------
Shareholders.  Notwithstanding any other provision of this Agreement, the
------------
obligations of the Company and the Shareholders to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

               (a) The representations and warranties of Buyer and Newco in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Buyer and Newco shall have complied with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied on or prior to the Closing Date.

               (b) The Company shall have received from Paul, Hastings, Janofsky & Walker LLP, counsel for Buyer and Newco, a written opinion dated the Closing Date and addressed to the Company and the Shareholders, in substantially the form attached as Annex H hereto.
                 -------

               (c) The Company shall have received the following under cover of a certificate of the Secretary of Buyer dated the Closing Date in substantially the form attached as Annex I hereto:
                     -------

                   (i) Copies of resolutions of the board of directors of Buyer authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by Buyer pursuant hereto and thereto;


                   (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the certificate of incorporation and bylaws of Buyer delivered to the Company at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

                   (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Company or its counsel may reasonably request.

               (d) The Company shall have received a certificate of the President of Buyer in substantially the form attached as Annex J hereto.
                                                         -------

               (e) The Company shall have received the following under cover of a certificate of the Secretary of Newco dated the Closing Date in substantially the form attached as Annex K hereto:
                     -------

                   (i) Copies of resolutions of (A) the board of directors of Newco authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by Newco pursuant hereto and thereto, and (B) the sole stockholder of Newco approving this Agreement and the Merger;

                    (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the certificate of incorporation and bylaws of Newco delivered to the Company at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

          (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Company or its counsel may reasonably request.

          (f) The Company shall have received a certificate of the President of Newco in substantially the form attached as Annex L hereto.
                                            -------

          (g) Buyer or Newco shall have assumed all existing contracts with the management, employees, consultants and advisors of the Company.

          (h) No act, event or condition shall have occurred after the date hereof which the Shareholders or the Company determines has had or could reasonably be expected to have a material adverse effect on the business, financial condition, properties, profitability, prospects or operations of Buyer.

          (i) All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments, releases and documents referenced herein or incident to the transactions contemplated hereby shall be in form and substance reasonably satisfactory to the Company and its counsel.

          (j) The Company's Board of Directors shall have determined in their sole determination whether any amounts theretofore contributed to the profit sharing plan for employees shall become fully vested in each employee's account and/or distributed to such employees in accordance with applicable law.


                                   ARTICLE 7

                      CONDUCT OF BUSINESS PENDING CLOSING
                      -----------------------------------

        During the period commencing on the date hereof and continuing through the Closing Date, the Company and the Shareholders covenant and agree (except as expressly contemplated by this Agreement or to the extent that Buyer shall otherwise expressly consent in writing) that:

   Section 7.1  Qualification.  The Company shall maintain all qualifications to
                -------------
transact business and remain in good standing in the foreign jurisdictions in which the Company owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to maintain such qualification would not be reasonably likely to have a Material Adverse Effect.

   Section 7.2  Ordinary Course.  The Company shall conduct its business in, and
                ---------------
only in, the ordinary course and shall preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and going business value shall be unimpaired at the Closing Date. The Company shall maintain its properties and assets in good condition and repair.

   Section 7.3  Organic Changes.  The Company shall not (a) amend its articles
                ---------------
of incorporation or bylaws, (b) acquire by merging or consolidating with, or agreeing to merge or consolidate with, or purchase substantially all of the stock or assets of, or otherwise acquire any business or any corporation, partnership, association or other business organization or division thereof, (c) enter into any partnership or joint venture, (d) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock or purchase or redeem, directly or indirectly, any shares of its capital stock, (e) issue or sell any shares of its capital stock of any class or any options, warrants, conversion or other rights to purchase any such shares or any securities convertible into or exchangeable for such shares, or (f) liquidate or dissolve or obligate itself to do.

   Section 7.4  Indebtedness.  The Company shall not incur any Indebtedness,
                ------------
sell any debt securities or lend money to or guarantee the Indebtedness of any Person. The Company shall not restructure or refinance its existing Indebtedness.

   Section 7.5  Accounting.  The Company shall not make any change in the
                ----------
accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted by it. The Company shall maintain its books, records and accounts in accordance with prior practices.

   Section 7.6  Compliance with Legal Requirements.  The Company shall comply
                ----------------------------------
promptly with all requirements that applicable law may impose upon it and its operations and with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, Buyer in connection with any such requirements imposed upon Buyer, or upon any of its affiliates, in connection therewith or herewith, including, without limitation, all information reasonably required by Buyer to prepare its registration statement with respect to its initial public offering.

   Section 7.7  Disposition of Assets.  The Company shall not sell, transfer,
                ---------------------
license, lease or otherwise dispose of, or suffer or cause the encumbrance by any Lien upon any of, its properties or assets, tangible or intangible, or any interest therein, except in the ordinary course of business.

   Section 7.8  Compensation.  The Company shall not (a) adopt or amend in any
                ------------
material respect any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other plan, agreement, trust, fund or arrangement for the benefit of employees (whether or not legally binding) other than to comply with any Legal Requirement or (b) pay, or make any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind, or any severance or termination pay to, or enter into any employment or loan or loan guarantee agreement with, any current or former officer, director, employee or consultant of the Company; provided, however, that employees who received bonuses in 1997
                --------  -------
pursuant to the Company's bonus policy then in effect and who are otherwise entitled to receive bonuses in 1998 under the Company's bonus policy currently in effect shall be entitled to receive such bonuses for the year ended September 30, 1998 in an aggregate amount not to exceed $2,000,000 and which will leave the Company with not less than $400,000 of cash at Closing.

   Section 7.9  Modification or Breach of Agreements; New Agreements.  The
                ----------------------------------------------------
Company shall not terminate or modify, or commit or cause or suffer to be committed any act that will result in breach or violation of any term of, or (with or without notice or passage of time, or both) constitute a default under or otherwise give any person a basis for nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement, instrument, arrangement or understanding, written or oral, disclosed in this Agreement or the Schedules hereto. The Company shall refrain from becoming a party to any contract or commitment other than in the ordinary course of business. The Company shall meet all of its contractual obligations in accordance with their respective terms.

   Section 7.10 Capital Expenditures.  Except for capital expenditures or
                --------------------
commitments necessary to maintain its properties and assets in good condition and repair (the amount of which shall not exceed $25,000 in the aggregate), the Company shall not purchase or enter into any contract to purchase any capital assets; provided, however, the Forum Senate seats for the year 1999-2000 shall be paid prior to Closing.

   Section 7.11 Maintain Insurance.  The Company shall maintain its Policies in
                ------------------
full force and effect and shall not do, permit or willingly allow to be done any act by which any of the Policies may be suspended, impaired or canceled.

   Section 7.12 Discharge.  The Company shall not cancel, compromise, release or
                ---------
discharge any claim of the Company upon or against any person or waive any right of the Company of material value, and not discharge any Lien upon any asset of the Company or compromise any debt or other obligation of the Company to any person other than Liens, debts or obligations with respect to current liabilities of the Company.

   Section 7.13 Actions.  The Company shall not institute, settle or agree to
                -------
settle any Action before any governmental entity.

   Section 7.14 Permits.  The Company shall maintain in full force and effect,
                -------
and comply with, all Permits.

   Section 7.15 Tax Assessments and Audits.  The Company shall furnish promptly
                --------------------------
to Buyer a copy of all notices of proposed assessment or similar notices or reports that are received from any taxing authority and which relate to the Company's operations for periods ending on or prior to the Closing Date. The Shareholders shall cause the Company to promptly inform Buyer, and permit the participation in and control by Buyer, of any investigation, audit or other proceeding by a Governmental Entity in connection with any Taxes, assessment, governmental charge or duty and shall not consent to any settlement or final determination in any proceeding without the prior written consent of Buyer.

                                   ARTICLE 8

                              ADDITIONAL COVENANTS
                              --------------------

   Section 8.1  Covenants of the Company and the Shareholders.  During the
                ---------------------------------------------
period commencing on the date hereof and continuing through the Closing Date, each of the Company and the Shareholders agrees to:

                (a) comply promptly with all requirements that applicable Legal Requirements may impose upon it with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, Buyer in connection with any such requirements imposed upon Buyer or upon any of its affiliates in connection therewith or herewith, including, without limitation, all information reasonably required by Buyer to prepare its registration statement with respect to its initial public offering;

                (b) use its reasonable commercial efforts to obtain (and to cooperate with Buyer in obtaining) any consent, authorization or approval of, or exemption by, any Person required to be obtained or made by the Company or the Shareholders, as applicable, in connection with the transactions contemplated by this Agreement;

                (c) use its reasonable commercial efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Sections 6.1 and 6.2 of this Agreement;

                (d) promptly orally advise Buyer and, within three business days thereafter, in writing of any change in the Company's business or condition that has had or may have a Material Adverse Effect; and

                (e) at or prior to the Closing, the Shareholders will repay to the Company any shareholders loans payable.

   Section 8.2  Covenants of Buyer.  During the period commencing on the
                ------------------
date hereof and continuing through the Closing Date, Buyer agrees to:

                (a) comply promptly with all requirements that applicable Legal Requirements may impose upon it with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, the Company and the Shareholders in connection with any such requirements imposed upon the Shareholders or the Company or upon any of the Affiliates of the Company in connection therewith or herewith;

                (b) use its reasonable commercial efforts to obtain any consent, authorization or approval of, or exemption by, any Person required to be obtained or made by Buyer in connection with the transactions contemplated by this Agreement;

                (c) use its reasonable commercial efforts to have the Shareholders released from any Guarantees set forth on Schedule 8.2 hereto. If
                                                       ------------
Buyer cannot obtain any such release within 90 days after the Closing Date, it will indemnify the Shareholders from and after the Closing Date with respect to any liability on the related guarantees; and

                (d) use its reasonable commercial efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Sections 6.1 and 6.3 of this Agreement.

   Section 8.3  Access and Information.
                ----------------------

                (a) Between the date hereof and the Closing Date, (i) the Company will permit, and will cause its officers, directors, key employees and advisors to permit, Buyer and its representatives and agents reasonable access to the Company's books and records, facilities, key personnel, customers, suppliers, independent accountants and attorneys, as requested by Buyer; (ii) Buyer will use its reasonable best efforts to provide the Shareholders and the Company and their respective representatives and agents reasonable access to the books and records, facilities, key personnel, customers, suppliers, independent accountants and attorneys of other companies to be acquired by Buyer in conjunction with the acquisition of the Company, as reasonably requested by the Company (subject to the execution of appropriate confidentiality agreements and with the understanding that there will be no access to product formulations or other sensitive trade secret information); and (iv) the Company shall provide to Buyer, promptly upon completion, an unaudited balance sheet and the related statements of income or operations, cash flows and stockholder's equity for each month-end and period from and after December 31, 1997.

                (b) The Confidentiality Agreement, if any (the "Confidentiality
                                                                ---------------
Agreement"), entered into among the Company, the Shareholders and Buyer shall
---------
survive the execution and delivery of this Agreement.

   Section 8.4  Expenses.  Except as otherwise specifically provided herein,
                --------
each party to this Agreement shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, including, without limitation, all legal fees and fees of any brokers, finders or similar agents; provided, however, that the Company may advance such expenses
                   --------  -------
on behalf of the Shareholders which such advances the Shareholders shall repay to the Company at, or prior to, the Closing; provided, further, that the fees of
                                             --------  -------
independent auditors to audit the Company's financial
statements shall be paid by Buyer; and provided, further, that expenses incurred
                                       --------  -------
by the Shareholders in connection with activities specifically requested by Buyer in pursuing and consummating its initial public offering shall be reimbursed by Buyer.

        Section  8.5  Certain Notifications.  At all times from the date hereof
                      ---------------------
to the Closing Date, no party shall permit or undertake any action that would result in, and each party shall promptly notify the others in writing of, the occurrence of any event that will or may (i) render any statement, representation or warranty of such party in this Agreement (including the Schedules hereto) inaccurate or incomplete in any material respect or (ii) constitute or result in the breach by such party of, or a failure to comply with, any agreement or covenant in this Agreement applicable to such party or
(iii) result in the failure by such party to satisfy any of the conditions specified in Article 6 hereof.
             ---------

        Section  8.6  Publicity; Employee Communications.  At all times prior to
                      ----------------------------------
the Closing Date, each party shall obtain the consent of all other parties hereto prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any press release or other information to the press, employees of the Company or any third party with respect to this Agreement or the transactions contemplated hereby; provided, however, that no party shall be
                                      --------  -------
prohibited from supplying any information to any of is representatives, agents, attorneys, advisors, financing sources and others to the extent necessary to complete the transactions contemplated hereby. Nothing contained in this Agreement shall prevent any party to this Agreement at any time from furnishing any required information to any Governmental Entity or authority pursuant to a Legal Requirement or from complying with its legal or contractual obligations.

        Section  8.7  Further Assurances.  Subject to the terms and conditions
                      ------------------
of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Shareholders, the Company, Buyer or Newco, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

        Section  8.8  Competing Offers; Merger or Liquidation.  The Company and
                      ---------------------------------------
the Shareholders agree that they will not, and the Shareholders will cause the Company not to, directly or indirectly, through any officer, director, agent or otherwise, solicit, initiate, encourage or conduct discussions with, or accept or consider the submissions of bids, offers or proposals by, any Person with respect to an acquisition of the Company or its assets or capital stock or a Merger or similar transaction, and the Company and the Shareholders will not, and the Shareholders will not permit the Company to, engage any broker, financial adviser or consultant with an incentive to initiate or encourage proposals or offers from other parties. Furthermore, the Company and the Shareholders shall not, and the Shareholders shall not permit the Company to, directly or indirectly, through any officer, director, agent or otherwise, engage in negotiations concerning any such transaction with, or provide information to, any Person other than Buyer and its principal shareholder, and their respective representatives, with a view to engaging, or preparing to engage, that Person with respect to any matters referenced in this Section. The Shareholders shall ensure that the Company shall not commence any proceeding to merge, consolidate or liquidate or dissolve or obligate itself to do so.

                                   ARTICLE 9

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

        Section  9.1  Termination.  This Agreement may be terminated at any time
                      -----------
prior to the Closing:

                      (a) by mutual consent of all of the parties hereto;

                      (b) by the Company or the Shareholders, on the one hand, or by Buyer, on the other hand, by written notice to the other party or parties hereto if the Merger shall not have been consummated on or before November 15, 1998 (or such later date as Buyer, the Company and the controlling Shareholders may agree), provided that in the case of a termination under this clause (b), the party or parties terminating this Agreement shall not then be in material breach of any of its or their obligations under this Agreement;

                      (c) by Buyer if (i) there has been a material misrepresentation, breach of warranty or breach of covenant by the Company or the Shareholders under this Agreement or (ii) any of the conditions precedent to Closing set forth in Sections 6.1 and 6.3 have not been met on the Closing Date, and, in each case, Buyer is not then in material default of its obligations hereunder; or

                      (d) by the Company or the Shareholders if (i) there has been a material misrepresentation, breach of warranty or breach of covenant by Buyer under this Agreement or (ii) any of the conditions precedent to Closing set forth in Sections 6.1 and 6.2 have not been met on the Closing Date, and, in each case, neither the Company nor the Shareholders are then in material default of their obligations hereunder.

        Section  9.2  Effect of Termination.  In the case of any termination of
                      ---------------------
this Agreement, the provisions of Sections 8.3(b) and 8.4 shall remain in full force and effect. Upon termination of this Agreement as provided in Section 9.1(a) or (b), this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or their respective directors, officers, employees, agents or other representatives. In the event of termination of this Agreement as provided in Section 9.1(c) or (d) hereof, such termination shall be without prejudice to any rights that the terminating party or parties may have against the breaching party or parties or any other Person under the terms of this Agreement or otherwise.

        Section  9.3  Amendment and Waiver.  This Agreement may be amended only
                      --------------------
by a written instrument executed by each of the parties hereto. Any term or provision of this Agreement may be waived in writing at any time by the party or parties entitled to the benefits thereof. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement. The rights and remedies of each party under this Agreement are in addition to all other rights and remedies, at law or in equity, that such party may have against the other parties.

                                   ARTICLE 10

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION
         --------------------------------------------------------------

        Section  10.1  Survival of Representations and Warranties.  The
                       ------------------------------------------
representations and warranties of the parties hereto contained in this Agreement or in any writing delivered pursuant hereto or at the Closing shall survive the execution and delivery of this Agreement and the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto) until the date 12 months after the Closing Date (except for claims in respect thereof pending at such time, which shall survive until finally resolved or settled); provided, however, that the representations
                                    --------  -------
and warranties contained in Sections 3.1, 3.2, 3.11, 3.13 (in so far as it applies to Environmental Matters), 5.1, 5.2, 5.3 and 5.4 shall survive until the expiration of the applicable statute of limitations. No Action may be commenced with respect to any representation, warranty, covenant or agreement in this Agreement, or in any writing delivered pursuant hereto, unless written notice, setting forth in reasonable detail the claimed breach thereof, shall be delivered pursuant to Section 11 to the party or parties against whom liability for the claimed breach is charged on or before the termination of the survival period specified in Section 10 for such representation, warranty, covenant or agreement.

        Section 10.2  Indemnification.
                      ---------------

                      (a) The Richmans severally covenant and agree to defend, indemnify and hold harmless Purchaser and the Company, each officer, director, employee, agent and representative of Purchaser or the Company and each Person who controls Purchaser or the Company within the meaning of the Securities Act from and against any loss, damage, cost or expense ("Damages") arising out of or resulting from: (i) any inaccuracy in or breach of any representation or warranty made by any Shareholder in this Agreement or in any writing delivered pursuant to this Agreement or at the Closing; or (ii) the failure of any Shareholder to perform or observe fully any covenant, agreement or condition to be performed or observed by such Shareholder pursuant to this Agreement.

                      (b) Purchaser covenants and agrees to defend, indemnify and hold harmless the Shareholders from and against any Damages arising out of or resulting from: (i) any inaccuracy in or breach of any representation or warranty made by Purchaser in this Agreement or in any writing delivered pursuant to this Agreement or at the Closing; (ii) the failure by Purchaser to perform or observe any covenant, agreement or condition to be performed or observed by it pursuant to this Agreement; or (iii) any Actions arising out of or resulting from the conduct by the Company or its business or operations after the Closing Date.

                      (c) The Richmans' liability for breaches (other than for fraud) of representations and warranties under Section 3 hereof under this
Section 10.2 shall not exceed the "Indemnity Limit" (as defined below), which shall be paid, if required, out of the ANI Common Stock (at its fair market value on the date of payment) or the proceeds thereof as provided in Section 10.2(d). Purchaser shall not be liable to the Shareholders, and the Shareholders shall not be liable to Purchaser, under this Section 10.2 for any Damages indemnifiable hereunder except and to the extent that the amount of such Damages exceeds an accumulated total of $250,000 in the aggregate (but then for all Damages, including the first $250,000).

                      (d) The Indemnity Limit for any Breach (as defined in
Section 2.3(b)) shall be the lesser of the two limitations computed in subsections (i) and (ii), below.

                          (i)  The first limitation is the difference between
Four Million Dollars less the amount of Payments previously made by the Richmans to Buyer with respect to all prior Breaches for which indemnification has been claimed. For this purpose, Payments shall mean the sum of (x) the Market Value (as defined below) of all Stock delivered by the Richmans pursuant to subsection
(iii) below, determined at the time of each such delivery and (y) all cash payments made by the Richmans to Buyer.

                          (ii) The second limitation is the sum of the following
amounts:

                               a. The Market Value of all shares of Buyer Common
Stock owned by the Shareholders at the time payment with respect to a Breach is due. For this purpose, Market Value shall be determined by reference to the average Closing Price of Buyer Common Stock for the ten (10) trading days next preceding the date on which the obligation to make a payment in respect of the Breach becomes due (the "Applicable Date").

                               b. The amounts received by the Shareholders from
the public sale (whether in a secondary offering, open market sale or private placement transaction) of shares of Buyer Common Stock prior to the Applicable Date in respect of the Breach Payment, to persons who are not affiliates of the Shareholders.

                               c. The Market Value of the shares of Common Stock
which the Shareholders have transferred to third parties other than in transactions described in clause b. above, determined as though such shares were owned by the Shareholders on the Applicable Date.

                          (iii) The Richmans shall satisfy any liability for a
Breach Payment first by delivering shares of Common Stock then owned by them, valued as set forth above, and thereafter with cash, the total not to exceed the Indemnity Limit at the Applicable Date.

   Section 10.3  Third Party Claims.
                 ------------------

                 (d) If any party entitled to be indemnified pursuant to Section
10.2 (an "Indemnified Party") receives notice of the assertion by any third
          -----------------
party of any claim or of the commencement by any such third person of any Action (any such claim or Action being referred to herein as an "Indemnifiable Claim")
                                                          -------------------
with respect to which another party hereto (an "Indemnifying Party") is or may
                                                ------------------
be obligated to provide indemnification, the Indemnified Party shall promptly notify the Indemnifying Party in writing (the "Claim Notice") of the
                                               ------------
Indemnifiable Claim; provided, that the failure to provide such notice shall not
                     --------
relieve or otherwise affect the obligation of the Indemnifying Party to provide indemnification hereunder, except to the extent that any Damages directly resulted or were caused by such failure.

                 (e) The Indemnifying Party shall have fifteen (15) days after receipt of the Claim Notice to undertake, conduct and control, through counsel reasonably acceptable to the Indemnified Party, and at Indemnifying Party's expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided, that
                                                               --------
(i) the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by the Indemnified Party, provided that the fees and expenses of such counsel shall not be borne by the Indemnifying Party unless the Indemnified Party shall have reasonably concluded that there are defenses or counter or cross claims available to it that may not be available to the Indemnifying Party, in which event the Indemnifying Party shall bear the reasonable fees and expenses (and shall pay the same on a current basis as incurred) of counsel and experts selected by the Indemnified Party, and
(ii) the Indemnifying Party shall not settle any Indemnifiable Claim without the Indemnified Party's consent. So long as the Indemnifying Party is vigorously contesting any such Indemnifiable Claim in good faith, the Indemnified Party shall not pay or settle such claim without the Indemnifying Party's consent, which consent shall not be unreasonably withheld or delayed.

                 (f) If the Indemnifying Party does not notify the Indemnified Party within fifteen (15) days after receipt of the Claim Notice that it elects to undertake the defense of the Indemnifiable Claim described therein, the Indemnified Party shall have the right to contest, settle or compromise the Indemnifiable Claim in the exercise of its reasonable discretion; provided, that
                                                                  --------
the Indemnified Party shall notify the Indemnifying Party of any compromise or settlement of any such Indemnifiable Claim.

                 (g) Anything contained in this Section 10.3 to the contrary notwithstanding, the Richmans shall not be entitled to assume the defense for any Indemnifiable Claim (and shall be liable for, and shall pay the same on a current basis as incurred, the reasonable fees and expenses incurred by the Indemnified Party in defending such claim) if the Indemnifiable Claim seeks an order, injunction or other equitable relief or relief for other than money damages against Purchaser or the Company which Purchaser determines, after conferring with its counsel, cannot be separated from any related claim for money damages and which, if successful, could adversely affect the business, properties or prospects of Purchaser or the Company.

   Section 10.4  Indemnification Non-Exclusive.  The foregoing indemnification
                 -----------------------------
provisions are in addition to, and not in derogation of, any statutory, equitable or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

                                   ARTICLE 11

                               GENERAL PROVISIONS
                               ------------------

   Section  11.1  Notices.  All notices and other communications under or in
                  -------
connection with this Agreement shall be in writing and shall be deemed given (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

                  (a) If to Buyer or Newco, addressed to:

                      Advanced Nutraceuticals, Inc.
                      2715 Bissonnett, Suite 305
                      Houston, Texas 77005
                      Telecopy:  (713) 874-1443
                      Attention:  Mr. Barry Loder

                      With copies to:

                      Paul, Hastings, Janofsky & Walker LLP
                      555 South Flower Street, 23rd Floor
                      Los Angeles, California 90071
                      Telecopy:  (213) 627-0705
                      Attention: David L. Gersh, Esq.

                  (b) If to the Company, addressed to:

                      Northridge Laboratories Inc.
                      20832 Dearborn Street
                      Chatsworth, California 91311
                      Telecopy:  (818) 998-2815
                      Attention:  Ms. Jane Richman

                      With copies to:

                      Bryan Cave LLP
                      120 Broadway Street, Suite 500
                      Santa Monica, California 90401-2305
                      Telecopy:  (310) 576-2200
                      Attention:  Thomas S. Loo, Esq.

                  (c) If to the Shareholders,
                      addressed to:

                      Jane Richman, Trustee of the Trusts
                      1903 Holmby Avenue
                      Los Angeles, California 90025
                      Telecopy:  (310) 474-1922

                      Brett Richman
                      20878 Kelvin Place
                      Woodland Hills, California 91311
                      No home telecopy number

                      Holmby Avenue, LLC
                      1903 Holmby Avenue
                      Los Angeles, California 90025
                      Telecopy:  (310) 474-1922

                      With copies to:

                      Bryan Cave LLP
                      120 Broadway Street, Suite 500
                      Santa Monica, California 90401-2305
                      Telecopy:  (310) 576-2200
                      Attention:  Thomas S. Loo, Esq.

   Section 11.2  Severability.  If any term or provision of this Agreement
                 ------------
or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

   Section 11.3  Arbitration.  Except as provided herein, any controversy or
                 -----------
claim arising out of or relating to this Agreement or the breach thereof shall be settled as provided below:

           11.3.1  Notice of Claim.  The prosecution of a claim shall
                   ---------------
commence upon effective date of written notice of claim by the party asserting the claim to the other party which shall set forth the basis and amount of the claim.

           11.3.2  Pre-Arbitration Negotiations.  The parties shall, before
                   ----------------------------
the commencement of arbitration proceedings, attempt in good faith to settle their dispute by negotiations, including a consideration of mediation.

           11.3.3  Selection of Arbitrator.  Within thirty (30) days after
                   -----------------------
notice of the claim, the parties shall select a retired judge as an arbitrator. If the parties cannot agree upon an arbitrator, they shall exchange lists of at least five (5) retired judges. If there is one common name, such person shall be deemed selected. If there is more than one common name, the first common arbitrator who is available shall be deemed selected. If there is no common name, the matter will be submitted to J.A.M.S./Endispute for arbitration before a retired judge pursuant to its policies and procedures. The arbitration will be conducted by the rules and procedures established by the arbitrator according to the provisions of this Agreement.

          11.3.4  Provisional and Equitable Remedies.  Until such time as the
                  ----------------------------------
arbitrator is appointed, either party may seek or request ancillary, provisional or preliminary rights and/or remedies, including injunctive relief or a temporary restraining order or any other applicable provisional remedy before the Los Angeles County Superior Court. Upon appointment of the arbitrator, the parties agree that jurisdiction over any such provisional remedy and proceeding shall immediately be transferred to the arbitrator, and the State Court proceeding shall be dismissed or abated, as the case may be, provided that any such provisional remedy remain in effect until otherwise ordered by the arbitrator. The parties agree that the arbitrator shall be empowered to issue an order for a temporary injunction, preliminary injunction, writ of attachment, writ of possession, temporary protective order and/or appointment of a receiver on the grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief. Following the appointment of the arbitrator, the parties agree that any application for relief shall be made exclusively to the arbitrator. In the event of a claimed breach of the Agreement by Seller, in addition to all of the remedies provided by law and this Agreement, Buyer shall be entitled to seek specific performance of Seller's obligations under the Agreement.

          11.3.5  Enforcement of Judgment.  Judgment upon the award rendered by
                  -----------------------
the arbitrator may be entered in any court having jurisdiction thereof.

          11.3.6  Discovery.  The parties may obtain discovery in aid of the
                  ---------
arbitration to the fullest extent permitted under law, including California Code of Civil Procedure Section 1283.05. All discovery disputes shall be resolved by the arbitrator.

          11.3.7  Power and Authority of Arbitrator. The arbitrator shall not
                  ---------------------------------
have any power to alter, amend, modify or change any of the terms of this Agreement not to grant any remedy which is either prohibited by the terms of this Agreement or not available in a court of law.

          11.3.8  Costs.  The costs of arbitration, including the arbitrator's
                  -----
fee and costs for the use of facilities during the hearings, shall be borne equally by Buyer and Seller. Reasonable attorneys' fees and costs, including the arbitrator's fee, may be awarded to the prevailing or most prevailing party by the arbitrator.

   Section 11.4  Entire Agreement.  This Agreement, including the exhibits,
                 ----------------
annexes and schedules attached hereto and other documents referred to herein, and the Confidentiality Agreement, contain the entire understanding of the parties hereto in respect of their subject matter and supersede all prior and contemporaneous agreements and understandings, oral and written, among the parties with respect to such subject matter. All representations and warranties are expressly provided in this Agreement and except as expressly provided herein, no other representations, express or implied, oral or written, has been made by any party to this Agreement.

   Section 11.5  Miscellaneous.  This Agreement shall be binding upon and inure
                 -------------
to the benefit of each of the parties hereto and their respective successors, heirs and assigns; provided, however, that no party may assign either this
                   --------  -------
Agreement or any of its rights, interests or obligations hereunder in whole or in part without the prior written consent of the other parties hereto (other than to the Surviving Corporation as a result of the Merger), and any such transfer or assignment without said consent shall be void, ab initio. Subject to
                                                           ---------
the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same Agreement. The exhibits, schedules and annexes to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth at length herein. The article, section and subsection headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. For the purposes of this Agreement, unless the context clearly requires, "or" is not exclusive. Each party hereto hereby knowingly, voluntarily and intentionally waives any right it may have to a jury trial in any legal proceeding which may be hereafter instituted by any party hereto to assert a claim arising out of or relating to this Agreement or any other agreement, instrument or document contemplated hereby or thereby. If any action, including without limitation any arbitration, is brought by any party hereto pursuant to this Agreement, the prevailing party shall be entitled to its costs and expenses, including reasonable attorneys' fees. Any judicial proceeding or arbitration brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the County of Los Angeles, State of California and, by execution and delivery of this Agreement, each of the parties hereto accepts the exclusive jurisdiction of such courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

   Section 11.6  Governing Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                         ADVANCED NUTRACEUTICALS, INC.


                         By:  /s/
                             --------------------------------
                                   An Authorized Officer


                         NEWCO


                         By:  /s/
                             --------------------------------
                                   An Authorized Officer


                         NORTHRIDGE LABORATORIES INC.


                         By:  /s/
                             --------------------------------
                                   An Authorized Officer


                         JANE RICHMAN, TRUSTEE OF THE EXEMPTION TRUST CREATED UNDER THE ALAN RICHMAN AND JANE RICHMAN TRUST UNDER TRUST DATED 5/5/92


                         By:  /s/
                             --------------------------------
                                   Jane Richman, Trustee


                         JANE RICHMAN, TRUSTEE OF THE SURVIVOR'S TRUST CREATED UNDER THE ALAN RICHMAN AND JANE RICHMAN TRUST UNDER TRUST DATED MAY 5, 1992


                         By:  /s/
                             --------------------------------
                                   Jane Richman, Trustee



                         By:  /s/
                             --------------------------------
                                      BRETT RICHMAN


                         HOLMBY AVENUE, LLC


                         By:  /s/
                             --------------------------------
                                   Jane Richman, Manager